UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2005

Pinnacle Value Fund Annual Report

Dec. 31, 2005

Dear Fellow Shareholders,

Stocks continued their merry march upward in 2005 albeit at a slower pace than in recent years. As shown in the box scores below, both the Russell 2000 and the S&P 500 ended the year in positive territory. Despite a negative backdrop of rising interest rates, high oil prices and growing trade/budget deficits, the economy did OK and unemployment remained low. Corporate earnings mostly met expectations and investor enthusiasm kept valuations lofty. Risk is still a four letter word to most investors who remain focused on reward. History shows those sentiments can change in a heartbeat.

By most standards we had a good year in 2005. In a year that was especially challenging, our results were acceptable on an absolute and relative basis:

Total Return	2005	2004	2003*
Pinnacle Value Fund	8.5%	19.6%	13.7%
Russell 2000**	4.6	18.3	47.5
S&P 500**	4.9%	10.9%	28.7%

*Fund inception April 1, 2003;  ** Includes dividend reinvestment

Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.

We ended the year 49% invested and averaged about 57% invested for the year. Our benchmark, the Russell 2000, traded within a 8-10% band of its starting point. There were 10% declines in March-April and again in Sept-October which  we used to put capital to work . Even when the market declines, there is often more bad merchandise than good which goes on sale. In the early stages of a decline, investors will first jettison lower quality stocks with questionable business plans, earnings prospects or balance sheets. Strong stocks remain in strong hands. It’s not until a 20-30% decline that fear sets in and good merchandise starts to appear at favorable prices. This didn’t happen in 2005.

Dec. 31 Fund net assets  were $17.2 million, up from $7.6 million a year ago. We currently own 42 positions across a variety of industries with a weighted average market cap of $98 million. The securities part of the portfolio yields 1.7% reflecting our goal of earning a return while waiting for the anticipated appreciation.

It’s important that you understand our position regarding cash equivalents. Our goal is to acquire shares we deem undervalued based on our assessment of operating fundamentals, asset values, earnings and cash flows. We favor long established businesses that have operated successfully through several business cycles and geo-political disruptions. We prefer capable managers who are large shareholders and maintain clean balance sheets. Finally, we prefer to acquire all these attributes at a good price with a reasonable margin of safety. In the absence of opportunities we’ll be conservative and preserve our cash which is now earning 3.8%. Our investment horizon is not limited to the alternatives at hand- it includes future opportunities which may be attractive but not yet known. Becoming fully invested is a function of prices and valuations, not time.

Going Dark- The Perils of Small Cap Investing.

One of the perils of small and micro-cap investing is the prospect that a firm you own or are interested in “goes dark”. When this occurs, it de-registers with the SEC and de-lists its shares. De-registered firms are no longer required to make SEC filings of annual reports or other documents, nor are they required to hold annual meetings and elect outside directors. Once a firm files with the SEC to de-register, the shares normally decline since many individuals and institutions aren’t comfortable owning companies that don’t file with the SEC or trade on an exchange or NASDAQ. Generally, the de-registered shares are relegated to the pink sheets were liquidity is much lower.

Firms cannot go dark unless they have fewer than 300 shareholders of record. Most that do have concluded that the costs of being public outweigh the benefits. This is especially true in the wake of Sarbanes Oxley (SOX) legislation passed in Fall, 2002 in response to numerous financial scandals. SOX imposes significant reporting requirements on public companies which can be quite costly. It’s not unusual for small firms to pay an additional $500,000-$1,000,000 per year in SOX compliance costs such as accounting, consulting and legal fees. To many, it’s real money that’s better spent elsewhere such as growing the business or paying down debt. This is especially true if a firm does do not avail itself of a primary benefit of being public- the ability to issue shares to raise capital.

In early 2004, Southern Energy Homes (SEHI) announced it was going dark. SEHI is a small, well run manufactured home producer that was bumping along the bottom of the manufactured housing cycle. Shares that traded at $15 in 1996 were muddling along at $2 on NASDAQ. Upon the announcement, the shares declined another 30%. The balance sheet was strong, management owned a big stake and was lowering costs.

But before buying shares we had to know how SEHI would behave as a non-filing company. Specifically, would they 1) make news announcements of important events like earnings? 2) make quarterly and yearly financial statements available on a timely basis?  3) hold annual meetings including the election of outside directors? 4) have annual results audited by an outside CPA?  We posed these questions to the CFO and were told that yes, SEHI would continue doing all the above with disclosures approximating SEC requirements. These were the correct answers and we built a position in fast order.

Over the next 18 months, SEHI’s results and share price improved dramatically as management delivered. We were also lucky since SEHI has several plants within hours of some of the areas hardest hit by Katrina and FEMA placed some sizable orders. Moral of story- firms that “go dark” can be attractive investments but require extra analysis.

By now you should have received your Dec. 31 statement As always, if you have any questions about your account or the Fund, don’t hesitate to call or write.

Thank you for your continued support and enthusiasm.

John E. Deysher

Pinnacle Value Fund

President and Portfolio Manager

1414 Sixth Ave.- 900

212-508-4537

New York, NY  10019

212-508-4538

TOP 10 POSITIONS	% net assets

1. MVC Capital- Business Development Co.	5.7%
2. United Retail Group- Mall based women’s clothing retailer	5.2
3. Conrad Ind.- Gulf of Mexico shipbuilding & repair	3.4
4. Regency Affiliates- Real estate, aggregates, power generation	2.9
5. Cadus- Cash rich shell with net operating loss (nol) carryforwards	2.6
6. American Locker Group- Metal mailboxes & storage lockers	2.0
7. RG Barry- Women’s footwear	1.9
8. SCPIE Holdings- Medical malpractice insurer	1.9
9. Aristotle Conv. Pfd.- Supplemental educational materials & supplies	1.8
10. Quaker Fabric- Textiles for upholstered furniture	1.7
Total	29.1%

TOP 5 WINNERS (unrealized & realized gains)

1. United Retail Group	$802,105
2. RG Barry	169,406
3. MVC Capital	136,450
4. Southern Energy Homes	123,602
5. Paulson Financial	122,780
Total	$1,354,343

TOP 5 SINNERS (unrealized & realized losses)

1. Argan	$187,868
2. Quaker Fabric	186,778
3. IWM, XLF Leap put options	100,485
4. Delta Woodside	37,467
5. Technology Solutions	23,820
Total	$536,418

SECURITY CLASSIFICATIONS

1. Cash & equivalents	$8,786,500
2. Industrial goods & services	2,383,400
3. Consumer goods & services	1,740,500
4. Financial services/ insurance	1,493,200
5. Business development companies	1,085,700
6. Conglomerates	886,200
7. Auction market preferreds	400,000
8 LEAP put options	400,000
Total	$17,175,500

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

PERFORMANCE ILLUSTRATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2005

	1 Year	Since Inception
Pinnacle Value Fund	8.53%	15.21%
Russell 2000 Index	4.6%	26.0%

Pinnacle Value Fund
Russell 2000 Index
20,000
18,000
16,000
14,000
12,000
10,000
8,000
0
4/1/2003
9/30/2003
3/31/2004
9/30/2004
3/31/2005
9/30/2005
$18,468
$14,766

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

		Schedule of Investments
		December 31, 2005
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Apparel/Accessories
200	Velcro Industries NV	2,449	2,850	0.02%

Beverages
50,000	Pyramid Brewery *	92,773	127,500	0.74%

Business Development Cos.
25,500	Brantley Capital Corp. *	107,226	107,100
91,800	MVC Capital	812,025	978,588
		919,251	1,085,688	6.32%

Conglomerate
65,300	Argan, Inc. *	318,468	130,600
80,400	Regency Affiliates *	470,074	490,440
5,400	United Capital Corp.	103,571	133,218
13,000	WHX Corp. *	134,290	131,950

		1,026,403	886,208	5.16%
Electric Housewares & Fans
2,200	National Presto Industries, Inc.	89,068	97,570	0.57%

Financial Services
266,310	Cadus Corp. *	421,513	426,096
60,000	Dynabazaar *	18,786	21,780
28,100	Kent Financial Services, Inc. *	60,245	68,845
50,964	LQ Corp. *	88,318	89,187
31,250	Novoste *	91,299	69,375
3,000	Refac *	14,856	24,810
6,850	Webfinancial Corp. *	62,599	83,022
		757,616	783,115	4.55%
Footwear
51,900	Barry R.G. Corp. *	94,762	319,704	1.86%

Furniture & Fixtures
13,900	Reconditioned Systems *	24,980	34,750	0.20%

Industrial Instruments For Measurement, Display, and Control
37,000	Electronic Sensors	155,516	154,660	0.90%

Insurance
15,200	SCPIE Holdings, Inc. *	133,541	316,160	1.84%

IT Services
1,700	Technology Solutions Company *	29,422	12,920	0.08%

Healthcare Products/Equipment
21,600	Allied Healthcare Products, Inc. *	106,121	123,984	0.72%

Patent Owners & Lessors
68,500	Opti, Inc. *	101,770	108,915	0.63%

Mailboxes & Lockers
58,900	American Locker Group, Inc. *	365,181	348,688	2.03%

Plastic Products
3,000	Peak International, Ltd. *	$ 7,590	$ 7,980	0.05%

Primary Smelting & Refining of Nonferrous Metals
1,000	Blue Earth Refineries *	1	1,070	0.01%

Ship & Boat Building & Repairing
337,522	Conrad Industries, Inc. *	585,520	607,539	3.54%

Real Estate Investment Trusts
30	USA Real Estate Investors Trust *	14,490	16,500	0.10%

Retail
68,500	United Retail Group, Inc. *	143,954	900,775	5.24%

Textile Mill Products
221,980	Delta Woodside Industries, Inc. *	178,533	113,210
133,600	Quaker Fabric *	463,458	287,240
61,600	Unifi, Inc. *	144,333	187,264
		786,324	587,714	3.42%

Total for Common Stock		$ 5,436,732	$ 6,524,290	37.98%

Auction Market Preferreds
4	Aim Select Real Estate, Inc. Fund Pfd - W	100,000	100,000
4	Advent Claymore Conv. Sec. Inc. Fund Pfd - M7	100,000	100,000
4	Pioneer High Income Trust Pfd - M	100,000	100,000
4	Western Asset Premium Bond Fund Pfd - M	100,000	100,000

Total for Auction Market Preferred Stock		$ 400,000	$ 400,000	2.33%

Convertible Preferreds
22,200	Ameritrans Capital Corp. Pfd	257,417	266,400
37,535	Aristotle Corp. Convertible Pfd - I	293,557	292,022
4,000	Winthrop Realty Trust Pfd A	96,090	111,000

Total for Convertible Preferred Stock		$ 647,064	$ 669,422	3.90%

Put Contracts
24,000	Financial Select Sector Jan '08 *	120,960	93,600
19,500	Ishares Russell 2000 Index Jan '07 *	162,300	109,200
14,500	Ishares Russell 2000 Index Jan '08 *	217,225	197,200

Total for Put Contracts		$ 500,485	$ 400,000	2.33%

SHORT TERM INVESTMENTS
Money Market Fund
8,286,470	First American Government Obligation Fund Cl Y 3.80% **	8,286,470	8,286,470	48.25%

Bank CDs
500,000	US Bank CD 2/01/2006 2.92% 2/1/2006	500,000	500,000	2.91%

Total for Short Term Investments		$ 8,786,470	$ 8,786,470	51.16%

	Total Investments	$ 15,770,751	$ 16,780,182	97.70%

	Other Assets less Liabilities		395,304	2.30%

	Net Assets		$ 17,175,486	100.00%

* Non-Income producing securities.
** Dividend Yield
The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investment Securities at Market Value	$ 16,780,182
(Identified Cost $ 15,770,750)
Receivables:
Cash	455,785
Dividends and Interest	57,515
Prepaid Expenses	-
Total Assets	17,293,482
Liabilities:
Payables:
Advisory Fee Payable	104,597
Accrued Expenses	13,399
Total Liabilities	117,996
Net Assets	$ 17,175,486
Net Assets Consist of:
Paid-In Capital	$ 16,009,221
Accumulated Undistributed Net Investment Income	22,233
Accumulated Realized Gain on Investments - Net	134,600
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	1,009,432
Net Assets	$ 17,175,486
Net Asset Value and Redemption Price
Per Share ($17,175,486/1,311,717 shares outstanding) , no par value, unlimited
shares authorized	$ 13.09

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST
Statement of Operations
For the year ended December 31, 2005

Investment Income:
Dividends	$ 162,418
Interest	160,696
Total Investment Income	323,114
Expenses: (Note 2)
Investment Advisor Fees	155,981
Transfer Agent & Fund Accounting Fees	29,923
Legal Fees	10,967
Audit Fees	10,500
Insurance Fees	8,690
Printing & Mailing Fees	6,488
Trustee Fees	3,876
Custodial Fees	4,546
Registration Fees	4,307
Miscellaneous Fees	2,482
Total Expenses	237,760
Reimbursed Expenses	(51,592)
Net Expenses	186,168

Net Investment Income	136,946

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	732,848
Change in Unrealized Appreciation on Investments	198,633
Net Realized and Unrealized Gain on Investments	931,481

Net Increase in Net Assets from Operations	$ 1,068,427

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/2005	12/31/2004
From Operations:
Net Investment Income (Loss)	$ 136,946	$ (9,850)
Net Realized Gain on Investments	732,848	596,346
Net Unrealized Appreciation	198,633	571,336
Increase in Net Assets from Operations	1,068,427	1,157,832
From Distributions to Shareholders:
Net Investment Income	(114,713)	0
Net Realized Gain from Security Transactions	(899,591)	(346,674)
	(1,014,304)	(346,674)
From Capital Share Transactions:
Proceeds From Sale of Shares	8,629,713	2,091,288
Shares issued in Reinvestment of Dividends	960,226	339,414
Cost of Shares Redeemed	(101,127)	(334,085)
Net Increase from Shareholder Activity	9,488,812	2,096,617

Net Increase in Net Assets	9,542,935	2,907,775

Net Assets at Beginning of Period	7,632,551	4,724,776
Net Assets at End of Period (a)	$17,175,486	$ 7,632,551

Share Transactions:
Issued	650,949	176,425
Reinvested	73,807	26,853
Redeemed	(7,535)	(28,122)
Net increase in shares	717,221	175,156
Shares outstanding beginning of period	594,496	419,340
Shares outstanding end of period	1,311,717	594,496

(a) Includes undistributed net investment income of $22,233 at December 31, 2005.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	4/1/2003*
	Ended	Ended	to
	12/31/2005	12/31/2004	12/31/2003
Net Asset Value -
Beginning of Period	$ 12.84	$ 11.27	$ 10.00
Net Investment Income (Loss) **	0.15	(0.02)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	0.94	2.23	1.46
Total from Investment Operations	1.09	2.21	1.37

Distributions from Net Investment Income	(0.10)	0.00	0.00
Distributions from Capital Gains	(0.74)	(0.64)	(0.10)
	(0.84)	(0.64)	(0.10)

Paid-in Capital from Redemption Fees (Note 2) (a)	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 13.09	$ 12.84	$ 11.27

Total Return	8.53%	19.65%	13.71%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 17,175	$ 7,633	$ 4,725

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.90%	2.17%	4.00%
Ratio of Net Income (Loss) to Average Net Assets	0.68%	(0.54)%	(3.38)%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.79%	1.78%
Ratio of Net Income (Loss) to Average Net Assets	1.10%	(0.16)%	(1.16)%

Portfolio Turnover Rate	28.00%	71.66%	68.44%

* Commencement of operations.
** Per share net investment Income (loss) has been determined on the basis of average number of shares outstanding during the period.
(a) Less than $0.01 per share

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  The investments in securities are carried at market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  The Fund account and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

The Fund imposes a redemption fee of 1.00% on shares that are redeemed within one year of purchase. The charge is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption.  The redemption fee is deducted from the proceeds otherwise payable to the shareholder. For the year ended December 31, 2005, $100 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Bertolet Capital LLC (the Adviser).  Under the Agreement, the Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2005, the Adviser waived $51,592 of its fee.  An officer and trustee of the Fund is also an officer and trustee of the Adviser.

The Advisory Agreement also provides for an expense reimbursement from the Adviser, if the Fund’s total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% of the Fund’s average daily net assets through December 31, 2005.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At December 31, 2005, the cumulative unreimbursed amount paid/or waived by the Advisor on behalf of the Fund is $119,046.  The Adviser may recapture $44,571 no later than December 31, 2006, $22,883 no later than December 31, 2007 and $51,592 no later than December 31, 2008.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,891,960 and $1,936,959 respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of was sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 is as follows:

	2005	2004
Net Investment Income	$114,713	$ 0
Short Term Capital Gain	$470,927	$ 182,841
Long Term Capital Gain	$428,664	$ 163,833

As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$15,770,751

Gross tax unrealized appreciation	$1,692,694
Gross tax unrealized depreciation	(683,263)
Net tax unrealized appreciation	1,009,431
Undistributed ordinary income	22,233
Accumulated realized gain on investments –net	$134,599
Accumulated Earnings	$1,166,265

    PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2005, are available without charge upon request by (1) by calling the Fund at 1-877-369-3705 or visiting our website at www.pinnaclevaluefund.com and on the SEC’s website at www.sec.gov.

    QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 29, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

SUPPLEMENTAL INFORMATION (Unaudited)

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
Joh E. Deysher, CFA (51)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (73)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (50)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (41)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8869 Brecksville Rd-C, Brecksville OH 44141

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker, 1818 Market St, Suite 2400, Philadelphia PA 19103

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

EXPENSE ILLUSTRATION

DECEMBER 31, 2005

Expense Example

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2005	December 31, 2005	July 1,2005 to December 31, 2005

Actual	$1,000.00	$958.35	$7.33
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.36	$7.56

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

AUDITOR LETTER

DECEMBER 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the two years in the period ended December 31, 2005 and the period April 1, 2003 (commencement of operations) to December 31, 2003.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for the two years in the period  ended December 31, 2005 and the period April 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 10, 2006

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant  does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/05      FYE 12/31/04

Audit fees                                                                                    $9,000                   $8,500

Tax fees                                                                                      $2,500                   $2,000

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/05    FYE 12/31/04

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President and Treasurer

*John E. Deysher President and Treasurer

Date March 3, 2006